COLONIAL CALIFORNIA TAX-EXEMPT FUND    Annual Report

January 31, 2000


[PHOTO OMITTED]

President's Message

Dear Shareholder:

Amid the pressure of rising interest rates, virtually all bonds -- including municipal securities -- posted significant losses for the 12-month period ended January 31, 2000. This was due to the U.S. economy growing better than expected and foreign economies rebounding throughout most of 1999. Both of these occurrences stirred up inflationary fears, which prompted bond yields to move higher. As bond yields rose, their prices declined. In response to this environment, the Federal Reserve implemented three interest-rate hikes, the first of which was in June, to slow down the economy and to address growing fears of inflation.

A combination of stronger demand and reduced supply helped municipals lose less ground than their Treasury counterparts during the year. Investors were lured back to the municipal market after a long hiatus to capture the attractive higher yields. Meanwhile, the supply of municipal bonds dwindled as issuers reduced their refinancing activity in response to rising interest rates. Under these circumstances, municipal bond investors experienced a tax-exempt yield that was attractive compared to their taxable counterparts without having to compromise quality.

Despite the difficulty rising interest rates presented, the Fund outperformed its peer group average for the 12 months.(1) Although past performance cannot predict future results, it is important to maintain a long-term perspective when making investment decisions. Colonial California Tax-Exempt Fund continues to seek competitive levels of tax-exempt income and potential for long-term price appreciation for its investors.

The Portfolio Manager's Report on the following pages will provide you with more specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial California Tax-Exempt Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson
Stephen E. Gibson
President
March 13, 2000

(1) Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper California Municipal Debt Funds Category was negative 6.91% for the 12 months ended January 31, 2000. The Fund's Class A shares were ranked in the second quartile for one year (40 out of 109), in the first quartile for three years (ranked 19 out of 93), in the second quartile for five years (ranked 21 out of 78) and in the third quartile for ten years (28 out of 39). Past performance cannot predict future results.

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

------------------------------
Not FDIC     May Lose Value
Insured      No Bank Guarantee
------------------------------

Highlights

> Federal Reserve Board raised rates to slow the economy.

  In June of 1999, the Federal Reserve Board made its first of three interest-rate hikes in an attempt to slow a fast-growing economy and keep inflation under control. Despite this anti-inflationary effort, the first interest rate hike did little to slow the economy, which resulted in the Federal Reserve Board raising rates again in August and November. As interest rates increased, the yields on bonds increased, causing their prices to decline -- since bond prices and interest rates move in opposite directions.

> Municipals held up better than Treasurys amid rising rates.

  Compared to their U.S. Treasury counterparts, municipal bonds provided a historically generous yield during this challenging period in the bond market. Rising bond yields attracted more investors while supply diminished, which provided municipals with a measure of insulation from rising interest rates.

> Short-term obligations outperformed long-term issues as interest rates rose.

  Securities such as short-term municipals outperformed long-term issues later in the period. This was expected as bonds with shorter maturities are less sensitive to changes in interest rates.

                     Municipal vs. Treasury Bond Performance
                                1/31/99 - 1/31/00

[BEGIN LINE CHART]

--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index        Salomon 30-Year Treasury Index
--------------------------------------------------------------------------------

(3.63)%                                     (15.00)%

Performance of municipal bonds is illustrated by the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. Performance of the 30-year Treasury bond is illustrated by the Salomon 30-Year Treasury Bond Index, a broad-based, unmanaged index that tracks the performance of the 30-Year-on-the-run Treasury market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest directly in an index.

[END LINE CHART]

Net asset value per share
as of 1/31/00

Class A                $6.92
----------------------------
Class B                $6.92
----------------------------
Class C                $6.92
----------------------------

Distributions declared
per share from 2/1/99 - 1/31/00

Class A               $0.362
----------------------------
Class B               $0.306
----------------------------
Class C               $0.328
----------------------------

A portion of the Fund's income may be subject to the alternative minimum tax. The Fund may at times purchase tax-exempt securities at a discount. Some or all of this discount may be included in the Fund's ordinary income, and is taxable when distributed.

SEC yields on 1/31/00

Class A                4.48%
----------------------------
Class B                3.94%
----------------------------
Class C                4.25%
----------------------------

The 30-day SEC yields reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price at the end of the period. If the Advisor or its affiliates had not waived certain Fund expenses, the SEC yield would have been 3.95% for Class C shares.

Taxable-equivalent SEC yields on 1/31/00

Class A                8.18%
----------------------------
Class B                7.19%
----------------------------
Class C                7.76%
----------------------------

Taxable-equivalent SEC yields are based on the maximum effective 45.2% federal and state income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions which occur when Adjusted Gross Income exceeds certain levels.

Portfolio Manager's Report

Quality Breakdown
as of 1/31/00

AAA                     67.5%
-----------------------------
AA                       4.9%
-----------------------------
A                        3.1%
-----------------------------
BBB                     14.2%
-----------------------------
Non-rated                9.8%
-----------------------------
Cash equivalents         0.5%

Quality breakdowns are calculated as a percentage of total investments, including short-term obligations. Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following respected rating agencies: Standard & Poor's Corporation, Moody's Investors Service, Inc. or Fitch Investors Service, Inc.

Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these quality and maturity breakdowns in the future.

BOUGHT
--------------------------------------------------------------------------------

Orange County Ladera Ranch

We purchased Orange County Ladera Ranch (0.69% of net assets), which are special property tax bonds. The project is located in a desirable residential area and is supported by broad and deep real estate demand. The high-yielding bonds were purchased at attractive prices and represent good total return potential.

SOLD
--------------------------------------------------------------------------------

California Mansfield General Obligation Bonds

We sold California Santa Fe Springs bonds after they had been prefunded, a process where the issuer backs the bonds with U.S. Treasury securities. After the price boost from the prerefunding, the bonds offered less total return potential.

Rising interest rates, inflation fears agitated bond markets

Bonds lost considerable ground during the period, plagued by rising interest rates and persistent inflation worries. Against this unfavorable investment environment, the Fund's Class A shares returned negative 5.92% without a sales charge for the 12 months ended January 31, 2000, outperforming its Lipper peer group average of negative 6.91%.

Fund adopted defensive short-term posture

At the beginning of the period, our outlook called for low inflation and modest economic growth, in part due to the global economic and market turmoil during the fall of 1998. Based on those expectations, we had structured the portfolio with a larger-than-average proportion of bonds that tend to do well during periods of declining interest rates and emphasized bonds that would help maintain the Fund's income level over the long term.

To the surprise of most economists and market observers, ourselves included, the global turmoil quickly abated, setting the stage for better economic growth around the world. Rather than restructure the portfolio and sell bonds we believed ultimately would serve the Fund well, we pursued some short-term strategies aimed at cushioning the Fund against rising rates. One of our interim defenses against rising rates was a position in short-term municipal notes.

Fund pursued yield-enhancing measures

Rising rates and bond yields afforded us selected opportunities to purchase some attractively priced, longer-maturity bonds consistent with our long-term outlook. For example, we added zero coupon bonds, which are sold at a discount to their par value, pay interest at maturity and are more sensitive to interest rate movements than coupon bonds but generally offer higher yields.

California proved to be one of the nation's fastest growing economies

California's economy continued to thrive during the period, with a statewide record low unemployment rate of 4.8%. Personal income growth also remained healthy, with annual growth in excess of 7.0%. That, in turn, fueled the real estate market which now is experiencing housing shortages in some areas. California's fiscal condition also improved. Because of the graduated income tax and rapid income growth, the state experienced a revenue windfall that helped ease near-term budgetary pressures.

Outlook calls for a more favorable environment

Our outlook for the municipal bond market is reasonably favorable, calling for lower interest rates over the long term. That said, we wouldn't rule out the possibility of the Fed raising short-term interest rates again to keep inflation in check. Given a scenario characterized by moderate economic growth, low inflation and stable to declining long-term interest rates, we believe that the Fund is well positioned. If interest rates appear to us to be heading significantly higher, we will adjust our strategy accordingly.

In our view, California's economic growth should remain healthy, particularly as Asian economies continue to rebound. Strong performance in the construction, entertainment, high-tech and business services sectors should keep the state's economy growing faster than the nation as a whole. That said, there are some risks including a potential downturn in the real estate market in response to higher interest rates. Other potential risks include a sharp equity market correction or labor imbalances that lead to higher wages.


/s/ Gary Swayze

Gary Swayze is portfolio manager of Colonial California Tax-Exempt Fund and is a senior vice president of Colonial Management Associates, Inc.

Effective August 20, 1999, the Board of Trustees approved an increase in the internal limit that the Fund's Advisor has set regarding investment in inverse floating rate obligations. These obligations represent interest in tax-exempt bonds and carry interest rates that vary inversely to changes in short-term interest rates. Although floating rate obligations may have greater price volatility and offer additional yield, the Fund's Advisor will from time to time use futures contracts to mitigate the additional duration. The Advisor has set a policy to invest no more than 15% of the Fund's total assets in inverse floating rate obligations.

Tax-exempt investing offers current tax-free income, but also involves certain risks. The value of the Fund will be affected by interest rate changes and the creditworthiness of the issues held in the Fund. The Fund's management, including risk management specialists and credit analysts, identifies problems and opportunities and reacts quickly to market changes.

Top Five Sectors
1/31/00 vs. 1/31/99

Local Appropriated         18.6%
                           18.5%

Special Property Tax       17.2%
                           16.8%

Refunded/Escrowed          14.3%
                           16.2%

   Local General            8.4%
   Obligations              8.4%

  State General             7.2%
  Obligations               4.6%

 Fund as of 1/31/00
 Fund as of 1/31/99

Sector breakdowns are calculated as a percentage of total investments, including short-term obligations. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these sector breakdowns in the future.

HELD
--------------------------------------------------------------------------------

Zero Coupon Bonds

We continued to maintain the Fund's stake in zero coupon bonds (8.9% of net assets). Unlike the more common coupon bonds, zeros pay interest at maturity. They are sold at a discount to their par value and their return to investors is reflected in their gradual appreciation to the par value over time, reflecting both principal and interest payments. Zeros generally are more sensitive to interest rate movements than comparable maturity coupon bonds, offer attractive yields and provide better total return potential should interest rates decline.

Performance Information

Performance of a $10,000 investment in all share classes from 1/31/90 - 1/31/00

            Without    With
             Sales     Sales
            Charge    Charge
-----------------------------
Class A     $17,987   $17,133
-----------------------------
Class B     $17,006   $17,006
-----------------------------
Class C     $17,782   $17,782
-----------------------------

Performance of a $10,000 investment in Class A shares from 1/31/90 - 1/31/00

[BEGIN MOUNTAIN CHART]

Lehman Brothers
Municipal Bond Index      Without Sales Charge      With Sales Charge
----------------------------------------------------------------------

$19,479                   $17,987                   $17,133


The Lehman Brothers Municipal Bond Index is an unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.

[END MOUNTAIN CHART]

Average Annual Total Returns as of 1/31/00

Share Class                    A                       B                        C
Inception Date              6/16/86                 8/4/92                   8/1/97
------------------------------------------------------------------------------------------
                      Without      With       Without      With        Without      With
                       Sales       Sales       Sales       Sales        Sales       Sales
                      Charge      Charge      Charge      Charge       Charge      Charge
------------------------------------------------------------------------------------------
 1 Year                (5.92)%    (10.39)%     (6.63)%    (11.11)%      (6.35)%    (7.24)%
------------------------------------------------------------------------------------------
 5 Years                5.76        4.74        4.97        4.64         5.52       5.52
------------------------------------------------------------------------------------------
 10 Years               6.05        5.53        5.45        5.45         5.93       5.93
------------------------------------------------------------------------------------------

Average Annual Total Returns as of 12/31/99

Share Class                    A                       B                        C
------------------------------------------------------------------------------------------
                      Without      With       Without      With        Without      With
                       Sales       Sales       Sales       Sales        Sales       Sales
                      Charge      Charge      Charge      Charge       Charge      Charge
------------------------------------------------------------------------------------------
 1 Year                (4.29)%     (8.83)%     (5.01)%     (9.56)%      (4.72)%    (5.63)%
------------------------------------------------------------------------------------------
 5 Years                6.62        5.59        5.83        5.51         6.39       6.39
------------------------------------------------------------------------------------------
 10 Years               6.02        5.50        5.44        5.44         5.90       5.90
------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 4.75% charge for Class A shares and the maximum contingent deferred sales charges (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursement of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class B and C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing Fund class) for periods prior to its inception date. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B and Class C shares would have been lower.

Investment Portfolio
January 31, 2000
(In thousands)

Municipal Bonds - 97.8%                        PAR        VALUE
---------------------------------------------------------------
EDUCATION - 1.0%
Education
State Educational Facilities Authority,
   Pooled College & University Project,
   6.300% 04/01/21                        $  1,000     $    958
Statewide Communities Development
   Authority, Crossroads School for
   Arts & Sciences, Series 1998,
   6.000% 08/01/28                           1,970        1,741
                                                        -------
                                                          2,699
                                                        -------
---------------------------------------------------------------
HEALTHCARE - 4.9%
Lifecare - 1.1%
Abag Finance Authority for
   Nonprofit Corp., Channing House,
   Series 1999,
   5.375% 02/15/19                           1,700        1,398
Riverside County Air Force Village
   West, Inc.,
   5.750% 05/15/19                           2,000        1,671
                                                        -------
                                                          3,069
                                                        -------
Hospital - 3.8%
Hi-Desert Memorial Health Care
   District, Series 1998,
   5.500% 10/01/15                           1,000        823
Riverside County Asset Leasing Corp.,
   Riverside County Hospital Project,
   Series B,
   5.700% 06/01/16                           2,500        2,444
State Health Facilities Financing
   Authority, Cedars-Sinai Medical
   Center, Series 1999-A,
   6.125% 12/01/30                           2,500        2,332
Statewide Communities Development
   Authority: St. Joseph Health System,
   Series 1998,
   5.250% 07/01/10 (a)                       2,440        2,392
Catholic Healthcare West, Series 1999,
   6.500% 07/01/20                           3,000        2,793
                                                        -------
                                                         10,784
                                                        -------
---------------------------------------------------------------
HOUSING - 5.4%
Assisted Living/Senior - 0.4%
Abegskaton Gold River Lodge,
   Series 1998,
   6.375% 11/15/28                           1,400        1,178
                                                        -------
Multi-Family - 0.0%
Santa Rosa, Chanate Lodge Project,
   Series 1992,
   6.625% 12/01/02                             110          112
                                                        -------

                                               PAR        VALUE
---------------------------------------------------------------
Single-Family - 5.0%
PR Commonwealth of Puerto Rico
   Housing, Finance Corp., Series B,
   7.650% 10/15/22                        $     95     $     98
Southern California Home
   Financing Authority:
   Series A,
   7.625% 10/01/22                             680          691
   Series 1990-A,
   7.625% 10/01/23                             265          271
State Housing Finance Agency:
   Series A-1, Class I,
   5.950% 08/01/16                           3,000        2,965
   Series 1990-D,
   7.750% 08/01/10                             320          328
   Series 1997-B,
   6.000% 08/01/16                           1,600        1,590
State Rural Home Mortgage
   Financing Authority:
   Series 1995-B,
   7.750% 09/01/26                           1,220        1,296
   Series A-2,
   7.000% 09/01/29                           3,795        4,036
   Series 1998 B-4,
   6.350% 12/01/29                           2,625        2,624
Stockton,
   Series 1990-A,
   7.400% 08/01/05                              30           30
                                                        -------
                                                         13,929
                                                        -------
---------------------------------------------------------------
OTHER - 15.4%
Pool/Bond Bank - 1.3%
State Public Capital Improvements
   Financing Authority,
   Joint Powers Agency,
   Series 1998-A,
   8.500% 03/01/18                           3,500        3,561
                                                        -------
Refunded/Escrowed (b) - 14.1%
Colton Public Financing Authority,
   Series 1995,
   7.500% 10/01/20                           2,945        3,214
Commerce Joint Powers Financing
   Authority, Multiple Project Loans,
   Series A,
   8.000% 03/01/21                           1,000        1,060
Duarte City of Hope National
   Medical Center,
   Series 1993,
   6.000% 04/01/08                             500          529
Fontana Public Financing Authority,
   North Fontana Redevelopment,
   Series 1991-A,
   7.750% 12/01/20                             785          846

January 31, 2000
(In thousands)

                                               PAR        VALUE
---------------------------------------------------------------
OTHER (continued)
Refunded/Escrowed (continued)
Fresno Unified School District, Phase VI,
   Series 1991-A,
   7.200% 05/01/11                        $  1,000     $  1,055
Los Angeles Convention & Exhibit Center,
   Series 1985,
   9.000% 12/01/20                             500          607
Los Angeles County Transportation,
   Metro Train,
   Series 1991-A,
   6.900% 07/01/21                           1,000        1,055
Mojave Water Agency,
   Morongo Basin Pipeline,
   Series 1991,
   6.950% 09/01/21                           1,000        1,059
Moreno Valley Unified School District,
   7.400% 09/01/16                              20           21
Murrieta County Water District,
   Series 1991,
   8.300% 10/01/21                           1,000        1,080
Pomona, Series 1990-B,
   7.500% 08/01/23                           1,000        1,160
Rancho Mirage Joint Powers
   Financing Authority,
   Series 1991-A,
   7.500% 04/01/17                           1,545        1,632
Riverside County, Series 1989-A,
   7.800% 05/01/21                           2,500        2,995
Riverside Public Financing Authority,
   Series A,
   8.000% 02/01/18                             590          625
Riverside Unified School District,
   Community Facilities District No. 2,
   Series 1993-A,
   7.250% 09/01/18                           1,000        1,082
Rocklin, Stanford Ranch Community
   Facilities District,
   Series 1990,
   8.100% 11/01/15                           1,000        1,050
Sacramento Cogeneration Authority
   Project Revenue, Procter & Gamble
   Project, Series 1995,
   6.500% 07/01/21                           6,500        7,112
Sacramento Unified School,
   Community Facilities District No. 1,
   Series B,
   7.300% 09/01/13                           1,760        1,921
San Joaquin Hills Transportation
   Corridor Agency,
   Series 1993,
   (c) 01/01/20                             15,400        4,486


                                               PAR        VALUE
---------------------------------------------------------------
Soledad Redevelopment Agency Project,
   Series 1992,
   7.400% 11/01/12                        $    890     $    971
State Pollution Control Financing Authority,
   North California Recycling Center,
   Series 1991-A,
   6.750% 07/01/17                           1,000        1,061
Torrance Redevelopment Agency,
   Downtown Redevelopment Project,
   Series 1992,
   7.125% 09/01/21                           1,000        1,062
VI Virgin Islands Public Financing,
   Series 1992-A,
   7.250% 10/01/18                           1,000        1,084
Watsonville Mammoth Lakes,
   Series B,
   7.875% 06/01/11                             500          532
Westminster Redevelopment Agency,
   Project No. 1,
   Series 1993,
   6.200% 08/01/23                           1,000        1,059
Whisman School District,
   Series 1996-A:
   (c) 08/01/15                              1,595          646
   (c) 08/01/16                              1,645          618
                                                       --------
                                                         39,622
                                                       --------
---------------------------------------------------------------
OTHER REVENUE - 1.1%
Hotels
Sacramento City Financing Authority,
   Sacramento Convention Center,
   Series 1999-A,
   6.250% 01/01/30                           3,500        3,163
                                                       --------
---------------------------------------------------------------
TAX BACKED - 56.9%
Local Appropriated - 18.3%
Alameda County, Capital Projects,
   Series 1989,
   (c) 06/15/14                              2,185          945
Anaheim Public Financing Authority,
   Series C,
   6.000% 09/01/14 (a)                       3,500        3,685
Bishop, Escalon & Lemoore Cities,
   Series 1991-A,
   7.700% 05/01/11                             700          719
Compton, Civic Center Projects,
   5.500% 09/01/15                           3,000        2,634
Grossmont Unified High School District,
   1991 Capital Projects,
   (c) 11/15/06                              4,500        3,205

January 31, 2000
(In thousands)

                                               PAR        VALUE
---------------------------------------------------------------
TAX BACKED (continued)
Local Appropriated (continued)
Los Angeles Convention &
   Exhibition Authority,
   Series 1993-A,
   6.125% 08/15/11 (a)                    $  5,000     $  5,362
Los Angeles County Public Works
   Financing Authority,
   Series A,
   5.500% 10/01/18                           2,895        2,768
Modesto, Community Center Project,
   Series 1993-A,
   5.000% 11/01/23                           2,235        1,913
Pasadena Civic Improvement Corp.,
   Series 1996,
   5.250% 02/01/16                           3,020        2,822
Rancho Mirage Joint Powers
   Financing Authority,
   Civic Center, Series 1991-A,
   7.500% 04/01/17                             455          473
Ridgecrest Civic Center,
   Series 1999,
   6.250% 03/01/26                           1,500        1,379
Sacramento City Financing Authority,
   Series A,
   5.375% 11/01/14                           1,100        1,075
Sacramento County,
   Public Facilities Project,
   5.375% 02/01/19                           6,000        5,540
San Diego Convention Center
   Expansion Financing Authority,
   Series 1998 A,
   4.750% 04/01/28                           4,750        3,787
Santa Ana Financing Authority,
   Police Holding Facility,
   Series 1994-A,
   6.250% 07/01/18                           6,035        6,304
Santa Clara County Financing Authority,
   Series A,
   5.000% 11/15/17                           3,500        3,103
Tehachapi Water and Sewer District,
   8.200% 11/01/20                           2,000        2,057
Victor Elementary School District,
   Series 1996,
   6.450% 05/01/18                           3,345        3,584
                                                       --------
                                                         51,355
                                                       --------
---------------------------------------------------------------
Local General Obligations - 8.2%
Benicia Unified School District,
   Series 1994-C,
   6.450% 06/01/19                           3,870        4,222


                                               PAR        VALUE
---------------------------------------------------------------
Cabrillo Unified School District,
   Series 1996-A,
   (c) 08/01/15                           $  3,000     $  1,200
Central School District,
   San Bernardino County,
   Series A,
   7.050% 05/01/16                             750          783
Central Unified School District,
   (c) 03/01/18                             20,065        6,675
East Whittier School City School District,
   Series A,
   5.750% 08/01/17                           1,675        1,670
Fillmore Unified School District, Series A:
   (c) 07/01/11                                950          506
   (c) 07/01/12                                980          488
   (c) 07/01/17                                650          225
Franklin-McKinley School District,
   Series A,
   5.250% 07/01/16                           1,705        1,594
Golden West School Financing Authority,
   Series 1999 A,
   (c) 08/01/12                              1,925          952
Rocklin Unified School District,
   Series 1991-C,
   (c) 07/01/20                              6,920        1,943
Sanger Unified School District,
   Series 1999,
   5.350% 08/01/15                           1,500        1,458
Simi Valley Unified School District,
   Series 1997,
   5.250% 08/01/22                             925          835
   Union Elementary School District,
   Series 1999 A,
   (c) 09/01/19                              1,750          517
                                                       --------
                                                         23,068
                                                       --------
---------------------------------------------------------------
Special Non-Property Tax - 1.3%
PR Commonwealth of Puerto Rico
   Highway & Transportation Authority:
   Series W,
   5.500% 07/01/09                             580          593
   Series 1996-Y,
   6.250% 07/01/12                           3,000        3,225
                                                       --------
                                                          3,818
                                                       --------
---------------------------------------------------------------
Special Property Tax - 16.9%
Anaheim Public Financing Authority
   Series A,
   5.250% 02/01/18                           3,000        2,745
Capistrano Unified School District,
   Ladera Community Facilities
   District No. 98-2, Series 1999,
   5.750% 09/01/29                           3,000        2,543

January 31, 2000
(In thousands)

                                               PAR        VALUE
---------------------------------------------------------------
TAX BACKED (continued)
Special Property Tax (continued)
Carson, Series 1992,
   7.375% 09/02/22                        $    920     $    945
Cerritos Public Financing Authority
   Los Coyotes Redevelopment Project,
   Series 1993-A,
   6.500% 11/01/23                           2,000        2,131
Concord Redevelopment Agency,
   Central Concord Project,
   Series 1998-3,
   8.000% 07/01/18                              25           25
Contra Costa County Public Financing
   Authority,
   Series 1992-A,
   7.100% 08/01/22                           1,000        1,057
Costa Mesa Public Financing,
   Series 1991-A,
   7.100% 08/01/21                             890          914
Elk Grove Unified School District,
   Community Facilities,
   Series 1995:
   (c) 12/01/18                              2,720          852
   6.500% 12/01/08                           1,000        1,104
   6.500% 12/01/24                           4,055        4,348
Englewood Redevelopment Agency,
   Series 1998 A,
   5.250% 05/01/23                           1,000          894
La Mirada Redevelopment Agency,
   Civic Theater Project,
   Series 1998,
   5.700% 10/01/20                           1,000          870
Los Angeles Community
   Redevelopment Agency,
   Hollywood Redevelopment Project,
   Series 1998-C,
   5.375% 07/01/18                           1,665        1,561
Oakland Redevelopment Agency,
   Central District Redevelopment
   Project, Series 1992,
   5.500% 02/01/14 (a)                       8,400        8,384
Orange County Community Facilities
   District, Ladera Ranch,
   Series 1999 A,
   6.700% 08/15/29                           2,000        1,927
Rancho Cucamonga Redevelopment
   Agency, Series 1996,
   5.250% 09/01/16                           4,000        3,723
Richmond Joint Powers Financing
   Authority, Series 1990-A,
   7.700% 10/01/10                             870          909


                                               PAR        VALUE
---------------------------------------------------------------
Riverside County Public
   Financing Authority:
   Series 1991-A,
   8.000% 02/01/18                        $    410     $    425
   Redevelopment Projects,
   Series A,
   5.250% 10/01/16                           3,120        2,625
San Clemente Assessment Escrow,
   6.050% 09/02/28                           1,000          884
San Marcos Public Financing Authority,
   5.800% 09/01/18                           1,500        1,341
Santa Fe Springs Redevelopment
   Agency, Consolidated Redevelopment
   Project, Series 1992-A,
   6.400% 09/01/22                           2,690        2,733
Santa Margarita Water District,
   Series 1999,
   6.250% 09/01/29                           2,500        2,291
Santa Margarita/Dana Point Authority,
   Series 1994-B,
   7.250% 08/01/13                           2,000        2,351
                                                       --------
                                                         47,582
                                                       --------
State Appropriated - 5.1%
PR Commonwealth of Puerto Rico,
   Public Building Authority,
   Series 1993-M,
   5.700% 07/01/16                           2,250        2,189
State Public Works Board:
   California State University,
   5.250% 10/01/14                           3,500        3,328
Secretary of State & State Archives,
   Series 1992-A,
   6.500% 12/01/08                           1,000        1,103
State Prisons,
   Series 1993-A,
   5.000% 12/01/19                           6,000        5,221
Various State Prisons Projects,
   Series 1993-A,
   5.250% 12/01/13                           2,500        2,451
                                                       --------
                                                         14,292
                                                       --------
State General Obligations - 7.1%
PR Commonwealth of Puerto Rico:
   6.500% 07/01/14                           2,000        2,181
   Series 1995,
   5.650% 07/01/15                           1,000        1,001
   Aqueduct & Sewer Authority:
   6.000% 07/01/09                           1,250        1,322
   6.250% 07/01/13 (a)                       2,750        2,944
State of California:
   5.500% 04/01/12 (a)                       2,770        2,819
   10.000% 02/01/10 (a)                      2,000        2,722

January 31, 2000
(In thousands)

                                               PAR        VALUE
---------------------------------------------------------------

TAX BACKED (continued)
State General Obligations (continued)
   Series 1995,
   10.000% 10/01/06 (a)                   $  1,185     $  1,525
   Series 1998,
   4.500% 12/01/24                           3,250        2,513
   Series 1999,
   4.750% 04/01/29                           3,600        2,851
                                                       --------
                                                         19,878
                                                       --------
---------------------------------------------------------------
TRANSPORTATION - 4.5%
Airport - 1.7%
Los Angeles Department of Airports:
   Los Angeles International Airport,
   Series 1995-D,
   5.500% 05/15/15                           3,025        2,910
San Francisco City & County
   Airport Commission,
   4.500% 05/01/18                           2,310        1,869
                                                       --------
                                                          4,779
                                                       --------
Transportation - 2.8%
Los Angeles Habor Department,
   Series 1996-B,
   5.375% 11/01/19 (a)                       8,750        7,860
                                                       --------
---------------------------------------------------------------
UTILITY - 8.6%
Investor Owned - 1.9%
State Pollution Control Finance Authority:
   San Diego Gas & Electric Co.,
   Series 1996-A,
   5.900% 06/01/14                           2,650        2,762
   Southern California Edison Co.,
   Series 1999-B,
   5.450% 09/01/29                           2,000        1,810
   Series 1999-C,
   5.550% 09/01/31                           1,000          902
                                                       --------
                                                          5,474
                                                       --------
Municipal Electric - 2.5%
PR Commonwealth of Puerto Rico
   Electric Power Authority:
   Series 1989-O,
   (c) 07/01/17                              2,490          865
   Series 1998 EE,
   4.500% 07/01/18                           2,000        1,637
Reading Electric Systems,
   Series 1992-A, IFRN (variable rate),
   8.802% 07/08/22                             750          814
Sacramento Municipal Utilities District:
   Series 1993-G,
   6.500% 09/01/13 (a)                       1,500        1,662
   Series K,
   5.700% 07/01/17                           1,500        1,493


                                               PAR        VALUE
---------------------------------------------------------------
Turlock Irrigation District,
   Series 1996-A,
   6.000% 01/01/12                        $    500     $    531
                                                       --------
                                                          7,002
                                                       --------
Water & Sewer - 4.2%
Big Bear Lake,
   Series 1996,
   6.000% 04/01/15                           1,350        1,407
Compton, Sewer Revenue,
   Series 1998,
   5.375% 09/01/23                           1,320        1,069
Fresno, Series 1995-A,
   6.000% 09/01/10 (a)                       1,420        1,515
Los Angeles Waste Water,
   4.000% 06/01/15                           2,000        1,590
Metropolitan Water District of Southern
   California, IFRN (variable rate),
   7.680% 08/05/22                           2,000        2,208
San Diego County Water Authority,
   Series 1997-A,
   5.750% 05/01/11                           2,100        2,183
Santa Maria,
   Series A,
   (c) 08/01/14                              2,000          858
State Department of Water Resources,
   Central Valley Project,
   Series 1998-U,
   5.125% 12/01/15                           1,000          932
                                                       --------
                                                         11,762
                                                       --------
TOTAL MUNICIPAL BONDS
   (cost of $278,798) (d)                               274,987
                                                       --------

Short-Term Obligations - 0.5%
---------------------------------------------------------------
VARIABLE RATE DEMAND NOTES (e)
GA Richmond County Development Authority,
   Monsanto Co.,
   Series 1998,
   3.300% 06/01/21                             600          600
IA Muscatine County,
   Monsanto Co.,
   Series 1992,
   3.450% 10/01/07                             100          100
IA State Finance Authority,
   Burlington Medical Center,
   Series 1997,
   3.700% 06/01/27                             500          500
IL Health Facilities Authority,
   Central Dupage Hospital,
   3.650% 11/01/20                             100          100
                                                       --------
TOTAL SHORT-TERM OBLIGATIONS                              1,300
                                                       --------

January 31, 2000
(In thousands)

                                                          VALUE
---------------------------------------------------------------
Other Assets & Liabilities, Net - 1.7%                 $  4,794
---------------------------------------------------------------
NET ASSETS - 100.0%                                    $281,081
                                                       --------

Notes to Investment Portfolio:

(a) These securities, or a portion thereof, with a total market value of $43,870, are being used to collateralize open futures contracts.
(b) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(c) Zero coupon bond.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of January 31, 2000.

Long futures contracts open at January 31, 2000:

                    Par Value                       Unrealized
                   Covered by       Expiration     depreciation
 Type               Contract           Month        at 01/31/00
---------------------------------------------------------------
 Municipal Bond      $6,200           March            $(258)

              Acronym                 Name
              -------                 ----
               IFRN        Inverse Floating Rate Note




See notes to financial statements.

Statement of Assets and Liabilities
January 31, 2000
(In thousands except for per share amounts and footnotes)

Assets
Investments at value (cost $278,798)                                $274,987
Short-term obligations                                                 1,300
                                                                    --------
                                                                     276,287
Receivable for:
   Interest                                              $ 4,756
   Investments sold                                        1,032
   Fund shares sold                                          135
Other                                                         82       6,005
                                                        --------    --------
     Total Assets                                                    282,292
Liabilities
Payable for:
   Fund shares repurchased                                   601
   Distributions                                             399
   Variation margin on futures                                20
Accrued:
   Management fee                                            119
   Bookkeeping fee                                             9
   Transfer agent fee                                         31
   Deferred Trustees fees                                      9
Other                                                         23
                                                        --------
     Total Liabilities                                                 1,211
                                                                    --------
Net Assets                                                          $281,081
                                                                    ========
Net asset value & redemption price per share - Class A
    ($194,606/28,137)                                               $   6.92(a)
                                                                    ========
Maximum offering price per share - Class A
    ($6.92/0.9525)                                                  $   7.27(b)
                                                                    ========
Net asset value & offering price per share - Class B
    ($80,416/11,626)                                                $   6.92(a)
                                                                    ========
Net asset value & offering price per share - Class C
    ($6,059/876)                                                    $   6.92(a)
                                                                    ========
Composition of Net Assets
Capital paid in                                                     $287,163
Overdistributed net investment income                                   (329)
Accumulated net realized loss                                         (1,684)
Net unrealized depreciation on:
  Investments                                                         (3,811)
  Open futures contracts                                                (258)
                                                                    --------
                                                                    $281,081
                                                                    ========

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

--------------------------------------------------------------------------------
Statement of Operations
Year Ended January 31, 2000
(In thousands)

Investment Income
Interest                                                             $18,033

Expenses
Management fee                                           $ 1,604
Service fee                                                  532
Distribution fee - Class B                                   680
Distribution fee - Class C                                    53
Transfer agent fee                                           494
Bookkeeping fee                                              122
Audit fee                                                     27
Trustees fee                                                  26
Legal fee                                                     13
Custodian fee                                                  5
Registration fee                                              14
Reports to shareholders                                       21
Other                                                         44
                                                        --------
Total expenses                                             3,635
Fees waived by the  Distributor - Class C                    (21)
Custodian credits earned                                      (4)      3,610
                                                        --------    --------
        Net Investment Income                                         14,423
                                                                    --------
Net Realized & Unrealized Gain (Loss)
on Portfolio Positions
Net realized gain on:
   Investments                                               432
   Closed futures contracts                                1,107
                                                        --------
        Net Realized Gain                                              1,539
Net change in unrealized appreciation/depreciation
  during the period on:
   Investments                                           (36,151)
   Open futures contracts                                   (258)
                                                        --------
       Net Change in Unrealized
         Appreciation/Depreciation                                   (36,409)
                                                                    --------
   Net Loss                                                          (34,870)
                                                                    --------
Decrease in Net Assets from Operations                              $(20,447)
                                                                    ========

Statement of Changes in Net Assets
(In thousands)

                                                         Years Ended January 31
                                                         ----------------------
Increase (Decrease) in Net Assets                            2000         1999
-------------------------------------------------------------------------------
Operations:
Net investment income                                    $  14,423    $  15,429
Net realized gain                                            1,539        3,804
Net change in unrealized
appreciation/depreciation                                  (36,409)       1,288
                                                         ---------    ---------
Net Increase (Decrease) from Operations                    (20,447)      20,521

Distributions:
From net investment income -- Class A                      (10,468)     (11,411)
In excess of net investment income
 -- Class A                                                     --         (382)
From net realized gains -- Class A                              --       (2,411)
In excess of net realized gains -- Class A                    (521)        (520)
From net investment income -- Class B                       (3,575)      (3,802)
In excess of net investment income
 -- Class B                                                     --         (128)
From net realized gains -- Class B                              --         (966)
In excess of net realized gains -- Class B                    (211)        (208)
From net investment income -- Class C                         (299)        (142)
In excess of net investment income
 -- Class C                                                     --           (5)
From net realized gains -- Class C                              --          (45)
In excess of net realized gains -- Class C                     (17)         (10)
                                                         ---------    ---------
                                                           (35,538)         491
                                                         ---------    ---------
Fund Share Transactions:
Receipts for shares sold -- Class A                         13,983       12,511
Value of distributions reinvested
 -- Class A                                                  5,278        7,325
Cost of shares repurchased -- Class A                      (46,533)     (29,404)
                                                         ---------    ---------
                                                           (27,272)      (9,568)
                                                         ---------    ---------
Receipts for shares sold -- Class B                          9,215       12,720
Value of distributions reinvested
 -- Class B                                                  1,973        3,076
Cost of shares repurchased -- Class B                      (20,202)     (18,111)
                                                         ---------    ---------
                                                            (9,014)      (2,315)
                                                         ---------    ---------
Receipts for shares sold -- Class C                          4,349        5,520
Value of distributions reinvested
 -- Class C                                                    233          182
Cost of shares repurchased -- Class C                       (3,701)        (341)
                                                         ---------    ---------
                                                               881        5,361
                                                         ---------    ---------
Net Decrease from
   Fund Share Transactions                                 (35,405)      (6,522)
                                                         ---------    ---------
Total Decrease                                             (70,943)      (6,031)

Net Assets
Beginning of period                                        352,024      358,055
                                                         ---------    ---------
End of period (net of overdistributed
  net investment income of
  $329 and $456, respectively)                           $ 281,081    $ 352,024
                                                         =========    =========

See notes to financial statements.

                                                         Years Ended January 31
                                                         ----------------------
                                                             2000         1999
-------------------------------------------------------------------------------
Number of Fund Shares
Sold -- Class A                                              1,918        1,634
Issued for distributions reinvested
 -- Class A                                                    717          956
Repurchased -- Class A                                      (6,398)      (3,835)
                                                            ------       ------
                                                            (3,763)      (1,245)
                                                            ------       ------
Sold -- Class B                                              1,251        1,658
Issued for distributions reinvested
 -- Class B                                                    270          402
Repurchased -- Class B                                      (2,766)      (2,359)
                                                            ------       ------
                                                            (1,245)        (299)
                                                            ------       ------
Sold -- Class C                                                587          720
Issued for distributions reinvested
 -- Class C                                                     32           24
Repurchased -- Class C                                        (514)         (45)
                                                            ------       ------
                                                               105          699
                                                            ------       ------

Notes to Financial Statements
January 31, 2000

Note 1. Accounting Policies

Organization:

Colonial California Tax Exempt Fund (the Fund), a series of Liberty Funds Trust V, formerly Colonial Trust V, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal and California state personal income tax and opportunities for long-term appreciation from a portfolio primarily invested in investment grade municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares:
Class A, Class B, and Class C. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares as follows:

Original purchase                    Converts to Class A shares
-----------------                    --------------------------
Less than $250,000                            8 years
$250,000 to less than $500,000                4 years
$500,000 to less than $1,000,000              3 years

Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

Security valuation and transactions:

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

Determination of class net asset values and financial highlights:

All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

Federal income taxes:

Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable and tax-exempt income, no federal income tax has been accrued.

Interest income, debt discount and premium:

Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

Distributions to shareholders:

The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Note 2. Fees and Compensation Paid to Affiliates

Management fee:

Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's pro-rata portion of the combined average net assets of the funds constituting Trust V as follows:

         Average Net Assets           Annual Fee Rate
         ------------------           ---------------
          First $2 billion                 0.50%
          Over $2 billion                  0.45%

Bookkeeping fee:

The Advisor provides bookkeeping and pricing services for $27,000 annually plus 0.035% of the Fund's average net assets over $50 million.

January 31, 2000

Transfer agent fee:

Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.13% annually of the Funds average net assets and receives reimbursement for certain out-of-pocket expenses.

Effective January 1, 2000, the Transfer Agent fee was changed to a fee comprised of 0.07% annually of average net assets plus charges based on the number of shareholder accounts and transactions.

Underwriting discounts, service and distribution fees:

Liberty Funds Distributor, Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the year ended January 31, 2000, the Fund has been advised that the Distributor retained net underwriting discounts of $25,499 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $20,383, $159,978, and $2,048 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the Fund's average net assets attributable to Class B and Class C shares. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually. The plan also requires the payment of a service fee to the Distributor as follows:

        Valuation of shares               Annual
     outstanding on the 20th of            Fee
    each month which were issued           Rate
    ----------------------------           ----
     Prior to November 30, 1994            0.10%
    On or after December 1, 1994           0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Expense limits:

The Advisor has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total expenses (exclusive of service and distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 0.80% annually of the Fund's average net assets.

For the year ended January 31, 2000, the Fund's operating expenses did not exceed the 0.80% expense limit.

Other:

The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

The Fund has an agreement with its custodian bank under which custodian fees were reduced by balance credits of $4,241 applied during the year ended January 31, 2000. The Fund could have reinvested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such an agreement.

Note 3. Porfolio Information

Investment activity:

For the year ended January 31, 2000, purchases and sales of investments, other than short-term obligations, were $60,010,052 and $93,104,832, respectively.

Unrealized appreciation (depreciation) at January 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

       Gross unrealized appreciation      $  6,214,654
       Gross unrealized depreciation       (10,025,374)
                                          ------------
         Net unrealized depreciation      $ (3,810,720)
                                          ------------

Capital loss carryforwards:

At January 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of             Capital Loss
             Expiration            Carryforward
             ----------            ------------
               2008                 $1,292,000

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

Other:

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the

January 31, 2000

underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recognized in the Fund's Statement of Assets and Liabilities at any given time.

Note 4. Line of Credit

The Fund may borrow up to 331/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit for the year ended January 31, 2000.

Change in Independent Auditor

Based on the recommendation of the Audit Committee of the Fund on June 18, 1999, the Board of Trustees determined not to retain PricewaterhouseCoopers LLP (PwC) as the Fund's independent auditor and voted to appoint Ernst & Young LLP for the fiscal year ended January 31, 2000. During the two most recent fiscal years, PwC's audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, in connection with its audits for the two most recent years and through March 11, 1999, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreement in its report on the financial statements for such years.

Financial Highlights

Selected data for a share of each class outstanding throughout each period are as follows:

                                                        Year ended January 31, 2000
                                                    --------------------------------------
                                                     Class A      Class B      Class C
------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period               $  7.730      $ 7.730      $ 7.730
                                                    --------      -------      -------
Income from Investment Operations:
Net investment income  (a)                             0.346        0.290        0.312(b)
Net realized and unrealized loss                      (0.794)      (0.794)      (0.794)
                                                    --------      -------      -------
     Total from Investment Operations                 (0.448)      (0.504)      (0.482)
                                                    --------      -------      -------
Less Distributions Declared to Shareholders:
From net investment income                            (0.345)      (0.289)      (0.311)
In excess of net realized gains                       (0.017)      (0.017)      (0.017)
                                                    --------      -------      -------
     Total Distributions Declared to Shareholders     (0.362)      (0.306)      (0.328)
                                                    --------      -------      -------
Net asset value - End of period                     $  6.920      $ 6.920      $ 6.920
                                                    --------      -------      -------
Total return (c)                                       (5.92)%      (6.63)%      (6.35)%(d)
                                                    --------      -------      -------
Ratios to Average Net Assets
Expenses (e)                                            0.91%        1.66%        1.36%(b)
Net investment income (e)                               4.72%        3.97%        4.27%(b)
Portfolio turnover                                        19%          19%          19%
Net assets at end of period (000)                   $194,606      $80,416      $ 6,059

(a) The per share net investment income amounts do not reflect the period's reclassification of differences between book and tax basis net investment income.
(b) Net of fees waived by the Distributor which amounted to $0.022 per share and 0.30%.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.

                                                                          Years ended January 31
                                                    --------------------------------------------------------------------------
                                                                 1999                              1998
                                                    -------------------------------    ---------------------------------------
                                                    Class A    Class B    Class C      Class A     Class B      Class C(b)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period               $ 7.720    $ 7.720    $ 7.720      $  7.370    $  7.370     $ 7.660
                                                    -------    -------    -------      --------    --------     -------
Income from Investment Operations:
Net investment income                                 0.354      0.294      0.318(a)      0.366       0.310       0.164(c)
Net realized and unrealized gain                      0.111      0.111      0.111         0.426       0.426       0.132
                                                    -------    -------    -------      --------    --------     -------
     Total from Investment Operations                 0.465      0.405      0.429         0.792       0.736       0.296
                                                    -------    -------    -------      --------    --------     -------
Less Distributions Declared to Shareholders:
From net investment income                           (0.352)    (0.294)    (0.317)       (0.369)     (0.313)     (0.167)
In excess of net investment income                   (0.012)    (0.010)    (0.011)       (0.004)     (0.004)         --
From net realized gains                              (0.075)    (0.075)    (0.075)       (0.068)     (0.068)     (0.069)
In excess of net realized gains                      (0.016)    (0.016)    (0.016)       (0.001)     (0.001)         --
                                                    -------    -------    -------      --------    --------     -------
     Total Distributions Declared to Shareholders    (0.455)    (0.395)    (0.419)        0.442      (0.386)     (0.236)
                                                    -------    -------    -------      --------    --------     -------
Net asset value - End of period                     $ 7.730    $ 7.730    $ 7.730      $  7.720    $  7.720     $ 7.720
                                                    -------    -------    -------      --------    --------     -------
Total return (d)                                       6.23%      5.42%      5.74%(e)     11.05%      10.23%       3.93%(e)(f)
                                                    -------    -------    -------      --------    --------     -------
Ratios to Average Net Assets
Expenses (g)                                           0.86%      1.61%      1.31%(a)      0.87%       1.62%       1.32%(c)(h)
Net investment income (g)                              4.60%      3.85%      4.15%(a)      4.92%       4.17%       4.32%(c)(h)
Portfolio turnover                                       13%        13%        13%           31%         31%         31%
Net assets at end of period (000)                   $246,576   $99,485    $ 5,963      $255,838    $101,657    $101,657

(a) Net of fees waived by the Distributor which amounted to $0.023 per share and 0.30%.
(b) Class C shares were initially offered on August 1, 1997. Per share data reflects activity from that date.
(c) Net of fees waived by the Distributor which amounted to $0.011 per share and 0.30% (annualized).
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                     Years ended January 31
                                                        -----------------------------------------------------
                                                                1997                      1996
                                                        --------------------      ---------------------------
                                                        Class A      Class B      Class A       Class B
-------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                  $  7.540     $  7.540     $  6.870        $  6.870
                                                       --------     --------     --------        --------
Income from Investment Operations:
Net investment income (a)                                 0.386        0.331        0.388           0.334
Net realized and unrealized gain                         (0.173)      (0.173)       0.671           0.671
                                                       --------     --------     --------        --------
     Total from Investment Operations                     0.213        0.158        1.059           1.005
                                                       --------     --------     --------        --------
Less Distributions Declared to Shareholders:
From net investment income                               (0.383)      (0.328)      (0.389)         (0.335)
                                                       --------     --------     --------        --------
Net Asset Value - End of Period                        $  7.370     $  7.370     $  7.540        $  7.540
                                                       ========     ========     ========        ========
Total return (b)                                           2.98%        2.21%       15.78%(c)       14.94%(c)
                                                       ========     ========     ========        ========
Ratios to Average Net Assets
Expenses (d)                                               0.88%        1.63%        0.89%           1.64%
Net investment income (d)                                  5.23%        4.48%        5.33%           4.58%
Fees and expenses waived or borne by the Advisor (d)         --           --         0.01%           0.01%

Portfolio turnover                                           25%          25%          47%             47%

Net assets at end of period (000)                      $264,053     $100,873     $304,581        $106,925

(a) Net of fees and expenses waived or borne by
    the Advisor which amounted to:                           --           --      $ 0.001         $ 0.001
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Had the Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior year's ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
2000 Federal Tax Information (unaudited)
Approximately 100% of the income distributions will be treated as exempt income for federal income tax purposes.
--------------------------------------------------------------------------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees of Liberty Funds Trust V and Shareholders of
Colonial California Tax-Exempt Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Colonial California Tax-Exempt Fund (the Fund), one of the series of Liberty Funds Trust V, as of January 31, 2000, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended January 31, 1999, and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report dated March 11, 1999 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 2000 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Colonial California Tax-Exempt Fund of Liberty Funds Trust V at January 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
March 13, 2000

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Trustees & Transfer Agent

--------------------------------------------------------------------------------
Tom Bleasdale
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

John V. Carberry
Senior Vice President of Liberty Financial Companies, Inc. (formerly Managing Director, Salomon Brothers)

Lora S. Collins
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

James E. Grinnell
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

Richard W. Lowry
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

Salvatore Macera
Private Investor (formerly Executive Vice President of Itek Corp. and President of Itek Optical & Electronic Industries, Inc.)

William E. Mayer
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

James L. Moody, Jr.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

John J. Neuhauser
Academic Vice President and Dean of Faculties, Boston College (formerly Dean, Boston College School of Management)

Thomas E. Stitzel
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

Robert L. Sullivan
Retired Partner, KPMG LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

Anne-Lee Verville
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)

--------------------------------------------------------------------------------
Important Information About This Report
The Transfer Agent for Colonial California Tax-Exempt Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial California Tax-Exempt Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

Annual Report:
Colonial California Tax-Exempt Fund

[BACKCOVER]

Liberty offers the independent thinking and collective strength of six financial specialists. Our distinguished product line helps financial advisors and their clients build diversified investment portfolios for long-term financial goals.

LIBERTY
--------          [GRAPHIC]
    FUNDS

ALL-STAR   Institutional money management approach for individual investors.

COLONIAL   Fixed income and value style equity investing.

CRABBE     A contrarian approach to fixed income and equity investing.
HUSON

NEWPORT    A leader in international investing.(SM)

STEIN ROE  Solutions for growth and income investing.
ADVISOR

KEYPORT    A leading provider of innovative annuity products.

Liberty's mutual funds are offered by prospectus through Liberty Funds Distributor, Inc.

Before you invest, consult your financial advisor.

Your financial advisor can help you develop a long-term plan for reaching your financial goals.

COLONIAL CALIFORNIA TAX-EXEMPT FUND          Annual Report

                                                          --------------
LIBERTY                                                     BULK RATE
--------                                                   U.S. POSTAGE
    FUNDS                                                      PAID
                                                           Holliston, MA
                                                           PERMIT NO. 20
                                                          --------------

ALL-STAR * COLONIAL * CRABBE HUSON * NEWPORT * STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. [Copyright] 2000
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
www.libertyfunds.com


                                                  767-02/377A-0200 (3/00) 00/344